INVESTMENTS IN AFFILIATES AND JOINT VENTURES - Components (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
Cost	$ 877,810	$ 746,918
Dividend	(287,263)	(234,597)
Equity in net earnings of other affiliates	107,553	133,001
Share of other comprehensive income in affiliate	5,125	3,458
Equity in net assets of affiliates	$ 703,225	$ 648,780	$ 541,565